         FIFTH MODIFICATION TO POST-PETITION LOAN AND SECURITY AGREEMENT

    THIS FIFTH MODIFICATION (the "Modification") is made effective as of the _____ day of April, 1998, by and between CONSOLIDATED STAINLESS, INC. (the "Borrower"), RONALD J. ADAMS and HARVEY B. ADAMS (collectively, the "Guarantors" and each, a "Guarantor"), and MELLON BANK, N.A. (the "Bank"). Borrower and Guarantors are sometimes collectively referred to herein as the "Obligors".

                                   BACKGROUND

    A. Pursuant to a certain Post-Petition Loan and Security Agreement dated December 12, 1997 by and between Borrower and Bank as modified on February 24, 1998, on March 4, 1998, on March 9, 1998 and on April 13, 1998, (the "Loan Agreement"), Bank agreed, subject to the terms and conditions stated therein, to extend to Borrower a line of credit up to the maximum amount as defined therein (the "Line").

    B. By that certain Surety Agreement dated December 12, 1997, Guarantors agreed to guarantee and become sureties for certain obligations of Borrower to Bank, including those arising under the Loan Documents.

    C. Borrower has requested that Bank consent to the modification of certain provisions of the Loan Agreement, which Bank is willing to do upon and subject to the terms and conditions of this Modification.

    D. All capitalized terms not defined herein shall have the meanings set forth therefor in the Loan Agreement.

    NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1. ACKNOWLEDGMENT OF DEFAULTS. Borrower hereby confirms and acknowledges that it is in default of its respective obligations under the Loan Documents as a result, inter alia, of (a) Borrower's failure to achieve projected monthly sales as required in Article 13.1(c) of the Loan Agreement, and (b) Borrower exceeding the Inventory Sublimit, WIP Sublimit and Permitted Overadvance as originally scheduled under the Loan Agreement. Borrower further acknowledges and agrees that Bank has certain rights and remedies available to it as a result of the occurrence of such defaults, including the right to confess judgment against the Borrower and each Guarantor. BORROWER AND GUARANTORS EXPRESSLY AGREE THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO CONSTITUTE A WAIVER OR RELEASE OF ANY EXISTING EVENTS OF DEFAULTS OR OF ANY RIGHTS AND REMEDIES AVAILABLE TO BANK AS A RESULT THEREOF.

2.  MODIFICATIONS.

    The Loan Agreement shall be modified, effective as of the date hereof, as follows:

    a. Schedule 1.57 shall be modified by substituting the following Schedule 1.57:


                        PERMITTED OUT-OF-FORMULA ADVANCES



         Time Period                                          Permitted Out-of-Formula Advances
         -----------                                          ---------------------------------
From Petition Date to and including                           $ 2,750,000.00 - Required Reduction
February 8, 1998

From February 9, 1998 to and including                        $ 2,600,000.00 - Required Reduction
February 23, 1998

From February 24, 1998 to and including                       $ 2,545,000.00 - Required Reduction
March 2, 1998

From  March 3, 1998 to including                              $ 2,475,000.00 - Required Reduction
March 15, 1998

From March 16, 1998 to and including                          $ 2,450,000.00 - Required Reduction
April 5, 1998

From April 6, 1998 to and including                           $ 2,425,000.00 - Required Reduction
April 24, 1998

From April 25, 1998 to and including                          $ 2,400,000.00 - Required Reduction
May 8, 1998

From May 9, 1998 to and including                             $ 2,375,000.00 - Required Reduction
May 15, 1998

From May 16, 1998 to and including                            $ 2,350,000.00 - Required Reduction
May 22, 1998

From May 23, 1998 to and including                            $ 2,300,000.00 - Required Reduction
May 31, 1998

From June 1, 1998 and at all times thereafter                 $ 2,100,000.00 - Required Reduction


"Required Reduction" means the sum of (i) fifty percent (50%) of the proceeds of Borrower's pre-petition date accounts receivable that are ninety days or more past invoice date as of April 10, 1998, plus (ii) sixty-five percent (65%) of the amount by which the Value of Borrower's ineligible inventory is less than $1,000,000.00. Notwithstanding anything in the Loan Agreement, fifty percent (50%) of the proceeds of the collection of pre-petition date accounts receivable that are ninety days or more past invoice date as of April 10, 1998 shall be applied to the reduction of the Permitted Out-of-Formula Advance at the Bank's discretion.

    b.   Schedule 3.1(b) shall be modified by substituting the following
         Schedule 3.1(b):

                     SUBLIMITS ON INVENTORY AND WIP ADVANCES

A. Inventory Sublimit


       Time Period                                              Inventory Sublimit
       -----------                                              ------------------
From Petition Date to and                                         $12,000,000.00
including December 28, 1997

From December 29, 1997 to and                                     $11,500,000.00
including January 11, 1998

From January 12, 1998 to and                                      $11,000,000.00
including January 18, 1998

From January 19, 1998 to and                                      $10,500,000.00
including February 1, 1998

From February 2, 1998 to and                                      $10,000,000.00
including February 15, 1998

From February 16, 1998 to and                                     $9,500,000.00
including March 2, 1998

On  March 3, 1998                                                 $9,400,000.00

From March 4, 1998 to and                                         $9,350,000.00
including March 8, 1998

From March 9, 1998 to and                                         $9,150,000.00
including March 15, 1998

From March 16, 1998 to and                                        $9,000,000.00
including March 29, 1998

From March 30, 1998 to and                                        $8,700,000.00
including April 5, 1998



       Time Period                                              Inventory Sublimit
       -----------                                              ------------------
From April 6, 1998 to and                                          $8,400,000.00
including April 17, 1998

From April 18, 1998 to and  including                              $8,200,000.00
April 24, 1998

From April 25, 1998 to and including                               $8,000,000.00
May 1, 1998

From May 2, 1998 to and including                                  $7,800,000.00
May 15, 1998

From May 16, 1998 to and including                                 $7,600,000.00
May 22, 1998

From May 23, 1998 and at all times thereafter                      $7,400,000.00


B. WIP Sublimit


      Time Period                                                   WIP Sublimit
      -----------                                                   ------------
From Petition Date to and                                           $800,000.00
including February 1, 1998

From February 2, 1998                                               $750,000.00
to and including February 23, 1998

From  February 24, 1998
to and including March 3, 1998                                      $500,000.00

From  March 4, 1998
to and including March 22, 1998                                     $400,000.00

From March 23, 1998
to and including April 10, 1998                                     $350,000.00

From April 11, 1998                                                 $325,000.00
to and including April 19, 1998

From April 20, 1998                                                 $250,000.00
to and including May 29, 1998

From May 30, 1998 and at all times thereafter                       $      0.00


    c. Schedule 1.46 shall be modified by substituting the following Schedule 1.46:

                                 MAXIMUM AMOUNT


         Time Period                                              Maximum Amount
         -----------                                              --------------
From the Petition Date to and including                           $19,000,000.00
December 21, 1997

From December 22, 1997 to and including                            18,250,000.00
January 18, 1998

From January 19, 1998 to and including                             17,500,000.00
February 1, 1998

From February 2, 1998 to and including                             17,000,000.00
February 15, 1998

From February 16, 1998 to and including                            16,500,000.00
February 28, 1998

From March 1, 1998 to and including                                16,000,000.00
March 8, 1998

From March 9, 1998 to and including                                15,000,000.00
March 22, 1998

From March 23, 1998 to and including                               14,750,000.00
April 5, 1998

From April 6, 1998 to and including                                14,500,000.00
April 12, 1998

From April 13, 1998 to and including                               13,750,000.00
April 24, 1998

From April 25, 1998 to and including                               13,500,000.00
May 15, 1998

From May 16, 1998 to and including                                 13,250,000.00
May 22, 1998

From May 23, 1998 and at all times thereafter                      13,000,000.00


    d. Paragraph 8.6 shall be modified by substituting the following Paragraph 8.6:

         8.6 Disposition of Assets. Borrower shall not sell, lease, transfer or otherwise dispose of any portion of its inventory either in bulk (meaning the lesser of five percent (5%) or more of existing inventory or $250,000.00), or other than in the ordinary course of business, unless Bank receives from Borrower three (3) Business Days prior written notice of Borrower's intention to accept such sale or submit such sale to the Bankruptcy Court for approval, which notice shall include a draft of the proposed agreement of sale and other sale documents, and the Bank consents in writing to any such proposed sale prior to acceptance or the filing of any motion or application to the Bankruptcy Court seeking to approve same, which consent shall not be unreasonably withheld.

    e.   The following Paragraph 8.36 shall be added to the Loan Agreement:

         8.36 Closing of Distribution Locations. The following distribution locations shall be closed by no later than the corresponding date set forth below, and all inventory from such locations shall be moved to the Borrower's Jacksonville or Auburndale locations:

             (a) Houston, Texas - April 22, 1998;
             (b) Chicago, Illinois - May 8, 1998; and
             (c) Acworth, Georgia - May 15, 1998.

    f.   The following paragraph 8.37 shall be added to the Loan Agreement:

         8.37 Financing of Manufacturing Facilities. As of May 31, 1998, Bank shall have no obligation to advance any sums to Borrower for any operational costs associated with the manufacturing facilities including, but not limited to, payroll, payroll taxes and employee benefits.

    g.   The following paragraph 8.38 shall be added to the Loan Agreement:

         8.38 Accounts Receivable Collections. Borrower shall deliver to Bank and Bank's counsel via telecopy on Tuesday of each week for the prior week a status and update report on all collection efforts with respect to Borrower's accounts receivable that are ninety (90) days or more past invoice date as of April 10, 1998 ("Delinquent Accounts") in a form satisfactory to Bank, which report shall include the name of each account, the amount due on each account, any action taken on each account, the last conversation or communication with respect to each account, and the status of any litigation on each account. If Borrower fails to collect $150,000.00 of the pre-petition date Delinquent Accounts by May 8, 1998 or $300,000.00 of pre- petition date Delinquent Accounts by May 29, 1998, Borrower shall retain a collection agency determined by Bank to collect all pre-petition date Delinquent Accounts. The Borrower shall not compromise, other than in the ordinary course of business including short shipments, damages, returns, adjustments and billing errors, the amount of any account receivable or settle any litigation with respect to any account receivable without Bank's prior written consent.

    h. Paragraph 8.16 shall be modified by substituting the following Paragraph 8.16:

         8.16 Maintenance of Management. Borrower shall cause its business to be continuously managed by its present senior management team consisting of Harvey B. Adams and Ronald J. Adams.

3. OTHER REFERENCES. All references in the Loan Agreement and all the Loan Documents to the term "Loan Documents" shall mean the Loan Documents as defined therein, and this Modification, and any and all other documents executed and delivered by Borrower pursuant to and in connection herewith.

4.  FURTHER AGREEMENTS AND REPRESENTATIONS. Obligors hereby:

    a. Ratify, confirm and acknowledge that the Loan Agreement, as amended hereby, and the other Loan Documents continue to be valid, binding and in full force and effect;

    b. Covenant and agree to perform all of their respective obligations under the Loan Agreement, as amended hereby, and the Loan Documents;

    c. Acknowledge and agree that as of the date hereof, no Obligor has any defense, set-off, counterclaim or challenge against the payment of any sums constituting Bank Indebtedness or the enforcement of any of the terms of the Loan Agreement, as amended hereby, or any of the other Loan Documents;

    d. Ratify and confirm that all representations and warranties of the Obligors, contained in the Loan Agreement and/or the other Loan
         Documents, are true and complete on and as of the date hereof, as if made on and as of the date hereof;

    e. Acknowledge and agree that nothing contained herein shall be deemed to impair, reduce or release in any manner whatsoever any of the Obligations of Guarantors under the Surety Agreement;

    f. Represent and warrant that the execution and delivery of this Amendment by Obligors and all documents and agreements to be executed and delivered pursuant to the terms hereof;

         i. have been duly authorized by all requisite corporate action by Borrower;

         ii. will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's Certificate of Incorporation or By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Obligor is a party or by which any of them is bound or affected; and

         iii. will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Obligor, except liens in favor of the Bank or as permitted hereunder or under the Loan Documents;

    g. Represent and warrant that all of the information described in the foregoing Background is accurate; and

    h. Acknowledge and agree that Obligors' failure to comply with or perform any of their respective covenants, agreements or obligations contained in this Amendment or any other documents executed and delivered by any of them in connection herewith will, subject to applicable notice, grace and cure periods, constitute an Event of Default under the Loan Agreement and each of the Loan Documents.

5. NO NOVATION. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Loan Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank in the Loan Documents.

6. NO FURTHER AMENDMENTS. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments to any of the Loan Documents.

7. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and the Loan Documents not inconsistent herewith shall remain in full force and effect, and are hereby ratified and confirmed by Borrower.

8. CONSTRUCTION. All references to the Loan Agreement therein or in any of the other Loan Documents shall be deemed to be a reference to the Loan Agreement, as amended hereby.

9. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

11. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

12. COUNTERPARTS. This amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the day and year first above written.

                          CONSOLIDATED STAINLESS, INC.

                          By:
                             --------------------------------------
                          Name/Title:
                                    -------------------------------

                          -----------------------------------------(SEAL)
                          RONALD J. ADAMS


                          -----------------------------------------(SEAL)
                          HARVEY B. ADAMS


                          MELLON BANK, N.A.

                          By:
                             --------------------------------------
                          Name/Title:
                                    -------------------------------